UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 2, 2026

BCB BANCORP, INC.

(Exact name of registrant as specified in its charter)

New Jersey	0-50275	26-0065262
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

104-110 Avenue C
Bayonne, New Jersey	07002
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (201) 823-0700

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	BCBP	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01.	Changes in Registrant’s Certifying Accountant.

(a)	Dismissal of Independent Registered Public Accounting Firm

On September 2, 2026, BCB Bancorp, Inc. (the “Company”) communicated to Wolf & Company, P.C. (“Wolf & Co”) that it has been dismissed as the Company’s independent registered public accounting firm. The dismissal was approved by the Audit Committee of the Company.

During the Company’s two most recent fiscal years ended December 31, 2025 and December 31, 2024 and during the subsequent interim period from January 1, 2026 through September 2, 2026 (i) there were no disagreements with Wolf & Co on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures that, if not resolved to Wolf & Co’s satisfaction, would have caused Wolf & Co to make reference to the subject matter of the disagreement in connection with its reports and (ii) there were no “reportable events” as defined in Item 304(a)(1)(v) of Regulation S-K. Wolf & Co’s reports on the Company’s consolidated financial statements as of and for the fiscal years ended December 31, 2025 and 2024 did not contain any adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

In accordance with Item 304(a)(3) of Regulation S-K, the Company provided Wolf & Co with a copy of this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission (“SEC”) and requested that Wolf & Co furnish it with a letter addressed to the SEC stating whether it agrees with the above statements in Item 4.01(a). A copy of Wolf & Co’s letter, dated September 2, 2026, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b)	Engagement of New Independent Registered Public Accounting Firm

On September 2, 2026, the Company engaged Deloitte & Touche LLP (“Deloitte”) as the Company’s new independent registered public accounting firm, beginning with the audit of the Company’s financial statements for the year ending December 31, 2026 and the review of the Company’s unaudited quarterly financial statements for the fiscal quarter ending September 30, 2026, subject to Deloitte’s customary client acceptance procedure.

During the Company’s two most recent fiscal years and the subsequent interim period through September 2, 2026, neither the Company nor anyone on its behalf consulted with Deloitte regarding either (1) the application of accounting principles to any specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, or (2) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

No.	Description

16.1	Letter from Wolf & Company, P.C. dated September 2, 2026, to the Securities and Exchange Commission

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BCB BANCORP, INC.

DATE: September 3, 2026	By:	/s/ Jawad Chaudhry
Jawad Chaudhry
Executive Vice President and Chief Financial Officer (Duly Authorized Representative)